SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of Earliest Event Reported) – May 17, 2004

SPACEHAB, Incorporated

(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12130 Galveston Road (Hwy 3), Building 1, Webster, Texas	77598
(Address of principal executive offices)	(Zip Code)

(713) 558-5000

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors

(i) On May 17, 2004, SPACEHAB Incorporated (the “Company”) dismissed Ernst & Young LLP as the independent auditors of the Company.

(ii) The reports of Ernst & Young LLP on the financial statements of the Company for each of the past two fiscal years ended June 30, 2003 and 2002, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change independent auditors was made by the Audit Committee of the Company’s Board of Directors.

(iv) During the Company’s two most recent fiscal years and in the subsequent interim periods, the Company has had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

(v) During the Company’s two most recent fiscal years and in the subsequent interim periods, the Company has had no reportable events (as that term is described in Item 304 (a) (1) (v) of Regulation S-K).

(2) Engagement of New Accountants

(i) The Board of Directors of the Company, acting through its Executive Committee pursuant to a recommendation of the Audit Committee, has approved the appointment of Grant Thornton LLP as its new independent auditors for the fiscal year ended June 30, 2004. The Company’s engagement of Grant Thornton LLP is effective May 18, 2004.

(ii) Prior to the engagement of Grant Thornton LLP, the Company had not consulted with Grant Thornton LLP during its two most recent fiscal years and through the date of this report in any matter regarding: (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice were provided that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) any matter that was the subject of either a disagreement or a reportable event described in Paragraph (1) (v) above.

(3) The Company has provided Ernst & Young LLP with a copy of the foregoing disclosures. The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter, dated May 18, 2004, is filed as Exhibit 16 to this Form 8-K.

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Item 7. Exhibits

Exhibits	Description

16	Letter provided by Ernst & Young LLP dated May 18, 2004 pursuant to Item 304 (a) (3) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEHAB, Incorporated

By:	/s/ Brian K. Harrington

Brian K. Harrington Senior Vice President, Finance And Chief Financial Officer

Dated: May 18, 2004

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EXHIBIT INDEX

Exhibit No.	Description

16	Letter provided by Ernst & Young LLP dated May 18, 2004, pursuant to item 304 (a) (3) of Regulation S-K

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